Exhibit 4

===============================================================================










                              OFFICE DEPOT, INC.


                                      AND


                       MELLON INVESTOR SERVICES, L.L.C.
                                 RIGHTS AGENT




                               RIGHTS AGREEMENT


                        DATED AS OF SEPTEMBER 4, 1996,
                            AS AMENDED AND RESTATED
                            AS OF NOVEMBER 25, 2003

                               Table of Contents


                                                                                                        Page

Recitals          .......................................................................................1

Section 1.        Certain Definitions....................................................................1

Section 2.        Appointment of Rights Agent............................................................9

Section 3.        Issuance of Rights Certificates........................................................9

Section 4.        Form of Rights Certificates...........................................................11

Section 5.        Execution, Countersignature and Registration..........................................12

Section 6.        Transfer, Division, Combination and Exchange of Rights Certificates;
                  Mutilated, Destroyed, Lost or Stolen Rights Certificates..............................12

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of Rights.........................13

Section 8.        Cancellation and Destruction of Rights Certificates...................................15

Section 9.        Reservation and Availability of Preferred Stock.......................................15

Section 10.       Preferred Stock Record Date...........................................................17

Section 11.       Adjustments to Purchase Price, Number of Shares or Number of Rights...................17

Section 12.       Certification of Adjustments..........................................................25

Section 13.       Consolidation, Merger or Sale or Transfer of Assets or Earning Power..................25

Section 14.       Fractional Rights and Fractional Shares...............................................28

Section 15.       Rights of Action......................................................................29

Section 16.       Agreement of Rights Holders Concerning Transfer and Ownership of Rights...............30

Section 17.       Rights Holder Not Deemed a Stockholder................................................30

Section 18.       Concerning the Rights Agent...........................................................30

Section 19.       Merger or Consolidation or Change of Name of Rights Agent.............................31

Section 20.       Duties of Rights Agent................................................................31

Section 21.       Change of Rights Agent................................................................33

Section 22.       Issuance of New Rights Certificates...................................................34

Section 23.       Redemption and Termination............................................................34

Section 24.       Notice of Certain Events..............................................................36

Section 25.       Notices...............................................................................37

Section 26.       Supplements and Amendments............................................................37

Section 27.       Successors............................................................................38

Section 28.       Benefits of this Agreement; Determinations and Actions by the Board of Directors......38

Section 29.       Severability..........................................................................39

Section 30.       Governing Law.........................................................................39

Section 31.       Counterparts..........................................................................39

Section 32.       Descriptive Headings..................................................................39

Section 33.       Grammatical Construction..............................................................39


Exhibit A -- Certificate of Designation, Preferences and Rights of Junior
             Participating Preferred Stock, Series A

Exhibit B -- Form of Rights Certificate

Exhibit C -- Form of Summary of Rights


                               RIGHTS AGREEMENT

         Rights Agreement dated as of September 4, 1996, as amended and restated as of November 25, 2003, between Office Depot, Inc., a Delaware corporation (the "Company"), and Mellon Investor Services, L.L.C., a limited liability company organized under the laws of State of New Jersey (the "Rights Agent").

                                   Recitals

         The Board of Directors of the Company has authorized and declared the payment of a dividend of one preferred share purchase right (the "Right") for each share of Common Stock (as defined in Section 1) outstanding on the Record Date (as defined in Section 1) and has authorized the issuance of one Right for each share of Common Stock issued between the Record Date and the Distribution Date (as defined in Section 1), and, in certain cases following the Distribution Date. Each Right represents, as of the Record Date, the right to purchase one one-thousandth of a share of Preferred Stock (as defined in Section 1) upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in this Agreement, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "Acquiring Person" means any Person who or which, together with all Affiliates and Associates of such Person, is (or has previously been, at any time after the date of this Agreement, whether or not such Person(s) continues to be) the Beneficial Owner of 20% or more of the Common Stock then outstanding (determined without taking into account any securities exercisable or exchangeable for, or convertible into, Common Stock, other than any such securities beneficially owned by the Acquiring Person and Affiliates and Associates of such Person). However, "Acquiring Person" shall not include any Exempt Person.

         A Person does not become an "Acquiring Person" solely as the result of (i) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock then outstanding as determined above, or (ii) such Person becoming the Beneficial Owner of 20% or more of the Common Stock then outstanding as determined above solely as a result of an Exempt Event; provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Common Stock then outstanding as determined above solely by reason of such a share acquisition by the Company or any Subsidiary or the occurrence of such an Exempt Event and such Person shall, after becoming the Beneficial Owner of such Common Stock, become the Beneficial Owner of any additional shares of Common Stock by any means whatsoever (other than as a result of the subsequent occurrence of an Exempt Event, a stock dividend or a subdivision of the Common Stock into a larger number of shares or a similar transaction), then such Person shall be deemed to be an "Acquiring Person."

         (b) "Affiliate" of a Person has the meaning given to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; provided that, for purposes of this Agreement, the term "Affiliate" shall not include any Person that is an Exempt Person.

         (c) "Associate" of a Person has the meaning given to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; provided that, for purposes of this Agreement, the term "Associate" shall not include any Person that is an Exempt Person.

         (d) Except as provided below, a Person is the "Beneficial Owner" of, and "beneficially owns," any securities:

                  (i) which such Person or any Affiliate or Associate of such Person beneficially owns, directly or indirectly;

                  (ii) which such Person or any Affiliate or Associate of such Person has, directly or indirectly, the right or obligation (whether or not then exercisable or effective) to acquire pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person will not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any Affiliate or Associate of such Person until such tendered securities are accepted for purchase or exchange; and provided further, that prior to the occurrence of a Triggering Event, a Person will not be deemed the Beneficial Owner of, or to beneficially own, securities obtainable upon exercise of the Rights;

                  (iii) which such Person or any Affiliate or Associate of such Person has, directly or indirectly, the right (whether or not then exercisable) to vote, or to direct the voting of, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security pursuant to this clause (iii) if the agreement, arrangement or understanding to vote, or to direct the voting of, such security (A) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and applicable rules and regulations thereunder and (B) is not also then reportable under Item 6 (or any comparable or successor item) of Schedule 13D under the Exchange Act (or any comparable or successor schedule or report);

                  (iv) which such Person or any Affiliate or Associate of such Person has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules of the General Rules and Regulations under the Exchange Act or any successor provision); or

                  (v) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate or Associate of such other Person with whom such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (iii) of this Section 1(d)) or disposing of any securities of the Company.

         Nothing in this Section 1(d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

         Notwithstanding anything in this Agreement to the contrary, for purposes of this Agreement, no Person is to be treated as the "Beneficial Owner" of, or to "beneficially own," any securities owned by any other Person that is an Exempt Person.

         (e) "Business Combination" has the meaning set forth in Section 13 of this Agreement.

         (f) "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         (g) "Close of Business" on any given date means 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m. New York, New York time, on the next succeeding Business Day.

         (h) "Common Stock" when used in any context applicable prior to a Business Combination means the Common Stock, par value $.01 per share, of the Company (as the same may be changed by reason of any combination, subdivision or reclassification of the Common Stock). "Common Stock" when used with reference to any Person (other than the Company prior to a Business Combination) means shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which shares or units do not limit (as a fixed amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such shares or units or the amount of assets distributable on such shares or units upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such shares or units are subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed; provided, however, that if at any time there are more than one such class or series of capital stock of or equity interests in such Person, "Common Stock" of such Person will include all such classes and series substantially in the proportion of the total number of shares or other units of each such class or series outstanding at such time.

         (i) "Current Market Price" per share of Common Stock, Preferred Stock or Equivalent Shares on any date is the average of the daily closing prices per share of such Common Stock, Preferred Stock or Equivalent Shares for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date for the purpose of any computation under this Agreement except computations made pursuant to Section 11(a)(iv), and for the Trading Day immediately prior to such date for the purpose of any computation under
Section 11(a)(iv); provided, however, that in the event that the Current Market Price per share of Common Stock, Preferred Stock or Equivalent Shares is determined during a period following the announcement by the issuer of such Common Stock, Preferred Stock or Equivalent Shares of (i) a dividend or distribution on such Common Stock, Preferred Stock or Equivalent Shares other than a regular quarterly cash dividend, or (ii) any subdivision, combination or reclassification of such Common Stock, Preferred Stock or Equivalent Shares, and prior to the expiration of 30 Trading Days after the "ex-dividend" date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the "Current Market Price" must be appropriately adjusted to take into account such dividend, distribution, subdivision, combination or reclassification. The closing price for each Trading Day shall be the last sale price, regular way, on such day, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Common Stock, Preferred Stock or Equivalent Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal United States national securities exchange on which the Common Stock, Preferred Stock or Equivalent Shares are listed or admitted to trading or, if the Common Stock, Preferred Stock or Equivalent Shares are not listed or admitted to trading on any United States national securities exchange, the last quoted sale price on such day or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such other system then in use. If on such day the Common Stock, Preferred Stock or Equivalent Shares are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Stock, Preferred Stock or Equivalent Shares selected by a majority of the Board of Directors of the Company shall be used. If no such market maker is making a market, the fair market value of such shares on such day as determined in good faith by a majority of the Board of Directors of the issuer of such Common Stock, Preferred Stock or Equivalent Shares must be used, which determination must be described in a statement filed with the Rights Agent and is binding and conclusive for all purposes. The term "Trading Day" means a day on which the principal United States national securities exchange on which the Common Stock, Preferred Stock or Equivalent Shares are listed or admitted to trading is open for the transaction of business or, if the Common Stock, Preferred Stock or Equivalent Shares are not listed or admitted to trading on any United States national securities exchange, but are traded in the over-the-counter market and reported by Nasdaq, then any day for which Nasdaq reports the high bid and low asked prices in the over-the-counter market, or if the Common Stock, Preferred Stock or Equivalent Shares are not traded in the over-the-counter market and reported by Nasdaq, then a Business Day. If the Common Stock, Preferred Stock or Equivalent Shares have not been so listed or admitted to trading for 30 or more Trading Days or traded in the over-the-counter market and reported by Nasdaq for 30 or more Trading Days, "Current Market Price" per share means the fair market value per share as determined in good faith by a majority of the Board of Directors of the Company, whose determination must be described in a statement filed with the Rights Agent and will be final, binding and conclusive for all purposes.

         (j) "Distribution Date" means the earlier of (i) the day after the Company's right to redeem the Rights pursuant to Section 23(a)(i) and Section 23(c) expires and (ii) the tenth Business Day after commencement or public disclosure of an intention to commence (including, without limitation, any such commencement or public disclosure which occurs on or after the date of this Agreement and prior to the issuance of the Rights) a tender offer or exchange offer by a Person if, after acquiring the maximum number of securities sought pursuant to such offer, such Person, or any Affiliate or Associate of such Person, would be an Acquiring Person. A majority of the Board of Directors of the Company may defer the date set forth in clause (ii) of the preceding sentence to a specified later date or to an unspecified later date to be determined by a subsequent action or event.

         (k) "Equivalent Shares" means any class or series of capital stock of the Company, other than the Preferred Stock, which is entitled to participate on a proportional basis with the Preferred Stock in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company. In calculating the number of any class or series of Equivalent Shares for purposes of Section 11, the number of shares, or fractions of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole share of Preferred Stock shall be deemed to be one share.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

         (m) "Exchange Date" means the time at which the Rights are exchanged pursuant to Section 11(a)(iv).

         (n) "Exempt Event" means with respect to any Person, the acquisition by such Person of Beneficial Ownership of Common Stock solely as a result of the occurrence of a Triggering Event and the effect of such Triggering Event on the last proviso of clause (ii) of the definition of Beneficial Owner, other than a Triggering Event in which such Person becomes an Acquiring Person.

         (o) "Exempt Person" means (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or (iv) any Person holding Common Stock for any such employee benefit plan or for employees of the Company or of any Subsidiary of the Company pursuant to the terms of any such employee benefit plan.

         (p) "Expiration Date" means the Close of Business on September 16,
2006.

         (q) "Outside Date" shall have the meaning set forth in Section
23(b)(ii).

         (r) "Person" means any individual, firm, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity, and shall include any "group" as that term is used in Rule 13d-5(b) under the Exchange Act (or any successor provision).

         (s) "Preferred Stock" means the Company's Junior Participating Preferred Stock, Series A, par value $.01 per share, having the rights and preferences set forth in the Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A, attached hereto as Exhibit A.

         (t) "Principal Party" means (i) in the case of any Business Combination described in clause (i), (ii) or (iii) of the first sentence of
Section 13(a), (A) the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted or for which they are exchanged in such Business Combination or, if there is more than one such issuer, the issuer of the Common Stock which has the greatest aggregate market value or (B) if no securities are so issued, the Person that survives or results from the Business Combination or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value, and (ii) in the case of any Business Combination described in clause
(iv) of the first sentence in Section 13(a), the Person that receives the greatest portion of the assets or earning power transferred pursuant to such Business Combination or, if each Person that is a party to such Business Combination receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot reasonably be determined, whichever of such Persons is the issuer of the Common Stock which has the greatest aggregate market value; provided, however, that in any such case, if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act and such Person is a direct or indirect Subsidiary of one or more other Persons, then (x) "Principal Party" refers to whichever of such other Persons has Common Stock that is and has been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act; (y) if the Common Stocks of two or more of such other Persons are and have been so registered, "Principal Party" refers to whichever of such other Persons is the issuer of the Common Stock which has the greatest aggregate market value; or (z) if the Common Stock of none of such other Persons has been so registered, "Principal Party" refers to whichever of such other Persons (other than an individual) is the Person which has the equity securities with the greatest aggregate market value. In case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth above apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

         (u) "Purchase Price" with respect to each Right is initially $95.00 per one one-thousandth of a share of Preferred Stock, shall be subject to adjustment from time to time as provided in Section 11 and Section 13, and shall be payable in lawful money of the United States of America in cash or by certified check or bank draft payable to the order of the Company.

         (v) "Qualifying Offer" shall mean: (a) an all-cash tender offer for all outstanding shares of Common Stock then outstanding; provided, however, that the Person making the tender offer must, prior to or upon commencing such offer, provide the Company with firm written commitments from responsible financial institutions, which have been accepted by such Person, to provide (subject only to customary terms and conditions, which shall in no event include conditions requiring access by such financial institutions to non-public information to be provided by the Company, conditions based on the accuracy of any information concerning the Company other than such as would be the subject of representations and warranties in a public financing by the Company or conditions requiring the Company to make any representations, warranties or covenants in connection with such financing) funds for such offer which, when added to the amount of cash and cash equivalents which such Person then has available and has irrevocably committed in writing to the Company to utilize for purposes of the offer if consummated, will be sufficient to pay for all shares of Common Stock then outstanding on a fully diluted basis and all related expenses, or (b) an exchange offer for all outstanding shares of Common Stock then outstanding, provided, however, that the consideration offered in such exchange offer is (x) freely tradeable common stock (of the class carrying the principal voting rights of the issuer) of the Person making such offer that is approved for listing or quotation upon notice of issuance on the NYSE or Nasdaq and the issuer of such common stock is eligible to register its securities for primary sales on Form S-3 under the Securities Act or (y) a combination of common stock meeting the requirements of clause (x) of this sentence and cash meeting the requirements of the proviso of clause (a) above.

         Such offer must also meet all of the following additional conditions:

                  (i) the offer must include a non-waivable condition that such Person must own, after consummating such offer, at least two-thirds of the shares of Common Stock then outstanding;

                  (ii) the offer must initially remain open for at least sixty
(60) Business Days and must be extended for at least ten (10) Business Days after the Special Meeting;

                  (iii) the offer must be extended for at least twenty (20) Business Days after the last increase in the price offered by such Person and after any bona fide higher alternative offer is made;

                  (iv) the offer shall be subject only to customary terms and conditions, which shall in no event include satisfaction of any conditions relating to (x) the business, financial condition, results of operations or prospects of the Company, other than such as are based on information publicly disclosed by the Company, or (y) approval of the offeror's shareholders; and

                  (v) prior to or upon commencing such offer, such Person must irrevocably commit in writing to the Company and in the offer to purchase relating to the offer:

                  (1) to consummate promptly upon completion of the offer a transaction whereby all shares of Common Stock then outstanding and not tendered into the offer will be acquired at the same price per share and for the same consideration paid pursuant to the offer, and otherwise not to purchase any shares of Common Stock following completion of the offer;

                  (2) that such Person will not materially amend such offer, except to increase the price offered; and

                  (3) that such Person will not make any offer for any equity securities of the Company for six months after commencement of the original offer if the original offer does not result in the tender of the number of shares required to be purchased pursuant to subsection
         (i) above, unless another Qualifying Offer with a per share offer price at least ten percent (10%) higher than the last price offered by the Person making the original offer is commenced by another Person or Persons who are not Affiliates or Associates of, acting in concert with, or instigated or financed by, the Person making the original offer or with whom the Person making the original offer has any agreement, arrangement or understanding relating to the Company or any assets or securities of it or any of its Subsidiaries.

                  (w) "Record Date" means the Close of Business on September 16, 1996.

                  (x) "Redemption Date" means the time at which the Rights are scheduled to be redeemed as provided in Section 23.

                  (y) "Redemption Price" has the meaning given to such term in
Section 23.

                  (z) "Redemption Resolution" has the meaning given to such term in Section 23(a)(ii).

                  (aa) "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

                  (bb) "Special Meeting" has the meaning given to such term in
Section 23(a)(ii).

                  (cc) "Special Meeting Notice" has the meaning given to such term in Section 23(a)(ii).

                  (dd) "Stock Acquisition Date" means the first date (including, without limitation, any such date which is on or after the date of this Agreement and prior to the issuance of the Rights) of public disclosure by the Company, an Acquiring Person or otherwise that an Acquiring Person has become such.

                  (ee) "Subsidiary" has the meaning given to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

                  (ff) "Summary of Rights" means a summary of the Rights, in substantially the form attached hereto as Exhibit C.

                  (gg) "Triggering Event" occurs when a Person becomes an Acquiring Person; provided that, if an event constitutes both a Triggering Event and a Business Combination, it shall be treated for all purposes of this Agreement as a Business Combination and not a Triggering Event.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

         Section 3. Issuance of Rights Certificates.

         (a) Until the Distribution Date: (i) the Rights shall be issued in respect of and shall be evidenced by the certificates representing the shares of Common Stock issued and outstanding on the Record Date and shares of Common Stock issued or which become outstanding after the Record Date and prior to the earliest of the Distribution Date, the Redemption Date, the Exchange Date or the Expiration Date (which certificates for Common Stock shall be deemed to also be certificates evidencing the Rights), and not by separate certificates;
(ii) the registered holders of such shares of Common Stock shall also be the registered holders of the Rights associated with such shares; and (iii) the Rights shall be transferable only in connection with the transfer of shares of Common Stock, and the surrender for transfer of any certificate for such shares of Common Stock shall also constitute the surrender for transfer of the Rights associated with such shares. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Rights Agent shall mail, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, one or more certificates evidencing the Rights ("Rights Certificates"), in substantially the form of Exhibit B hereto, evidencing one Right (as adjusted from time to time pursuant to this Agreement) for each share of Common Stock so held. From and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) of this Agreement, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate adjustments (in accordance with Section 14(a) of this Agreement) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

         (b) As soon as practicable after the Record Date, the Company will send a copy of the Summary of Rights by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, as shown by the records of the Company, at the address of such holder shown on such records.

         (c) Rights shall be issued in respect of all shares of Common Stock which are issued or sold by the Company after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Exchange Date and the Expiration Date. In addition, in connection with the issuance or sale of Common Stock by the Company following the Distribution Date and prior to the earliest of the Redemption Date, the Exchange Date and the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to
(i) the exercise of stock options issued prior to the Distribution Date or under any employee plan or arrangement created prior to the Distribution Date, or (ii) upon the exercise, conversion or exchange of securities issued by the Company prior to the Distribution Date, issue Rights and Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Rights and Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (y) no such Rights and Rights Certificates shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof. Certificates issued after the Record Date representing shares of Common Stock outstanding on the Record Date or shares of Common Stock issued after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, the Exchange Date and the Expiration Date shall have impressed, printed, or written on, or otherwise affixed to them a legend substantially in the following form:

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Office Depot, Inc. and Mellon Investor Services, L.L.C., as Rights Agent, dated as of September 4, 1996, and amended and restated as of November 25, 2003 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Office Depot, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Office Depot, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that were, are or become beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Rights Agreement) may become null and void and the holder of any of such Rights (including any subsequent holder) shall not have any right to exercise such Rights.

         Section 4. Form of Rights Certificates.

         (a) The Rights Certificates (and the form of election to purchase shares and form of assignment to be printed on the reverse thereof) shall be in substantially the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever issued, shall be dated as of the Distribution Date, and on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the Purchase Price set forth therein, but the number of such securities and the Purchase Price shall be subject to adjustment as provided in this Agreement.

         (b) Notwithstanding any other provision of this Agreement, (i) any Rights Certificate issued pursuant to this Agreement that represents Rights beneficially owned or formerly beneficially owned, on or after the earlier of the Distribution Date and the Stock Acquisition Date, by a Person known by the Company to be: (A) an Acquiring Person or an Associate or Affiliate of an Acquiring Person; (B) a direct or indirect transferee of an Acquiring Person (or of an Associate or Affiliate of such Acquiring Person) who becomes or becomes entitled to be a transferee after the Acquiring Person becomes such; or (C) a direct or indirect transferee of an Acquiring Person (or of an Associate or Affiliate of such Acquiring Person) who becomes or becomes entitled to be a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (x) a direct or indirect transfer (whether or not for consideration) from the Acquiring Person (or from an Associate or Affiliate of such Acquiring Person) to holders of equity interests in such Acquiring Person (or to holders of equity interests in an Associate or Affiliate of such Acquiring Person) or to any Person with whom such Acquiring Person (or an Associate or Affiliate of such Acquiring Person) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a direct or indirect transfer which a majority of the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of this Agreement, or (ii) any Rights Certificate issued pursuant to this Agreement upon transfer, exchange, replacement or adjustment of any other Rights Certificate beneficially owned by a Person referred to in this Section 4(b), shall contain (to the extent feasible) the following legend:

                  The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

         Section 5. Execution, Countersignature and Registration.

         (a) Each Rights Certificate shall be executed on behalf of the Company by the Company's Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Company's Secretary or an Assistant Secretary, either manually or by facsimile signature. Each Rights Certificate shall be countersigned by the Rights Agent either manually or, if permitted by the Company, by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed a Rights Certificate shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificate nevertheless may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Rights Certificate had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

         (b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal corporate trust office, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced by each Rights Certificate, and the certificate number and the date of issuance of each Rights Certificate.

         Section 6. Transfer, Division, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

         (a) Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earliest of the Redemption Date, the Exchange Date and the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, divided, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or other securities, cash or other property, following a Triggering Event or a Business Combination, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, divide, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, divided, combined or exchanged at the principal corporate office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. As a condition to such transfer, division, combination or exchange, the Company may require payment by the surrendering holder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection therewith. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have duly completed and executed the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or such former or proposed Beneficial Owner) thereof or such Beneficial Owner's Affiliates or Associates as the Company shall reasonably request.

         (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights; Purchase Price; Expiration Date of
Rights.

         (a) Each Right shall entitle (except as otherwise provided in this Agreement) the registered holder thereof, upon the exercise thereof as provided in this Agreement, to purchase, for the Purchase Price, at any time after the Distribution Date and prior to the earliest of the Expiration Date, the Exchange Date and the Redemption Date, one one-thousandth (1/1000) of a share of Preferred Stock, subject to adjustment from time to time as provided in Section 11 and Section 13.

         (b) The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Agreement) in whole or in part (except that no fraction of a Right may be exercised) at any time after the Distribution Date and prior to the earliest of the Expiration Date, the Exchange Date and the Redemption Date, by surrendering the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal corporate trust office of the Rights Agent, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised.

         (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or, following a Triggering Event or a Business Combination, other securities, cash or other assets, as the case may be) to be purchased and an amount in cash, certified bank check or bank draft payable to the order of the Company equal to any applicable transfer tax required to be paid by the surrendering holder pursuant to Section 9(d), the Rights Agent shall, subject to the provisions of this Agreement, thereupon promptly (i)(A) requisition from any transfer agent for the Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock (or other securities, as the case may be) issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as are to be purchased (in which case certificates for the Preferred Stock (or other securities, as the case may be) represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request;
(ii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iii) if appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14 of this Agreement and, promptly after receipt thereof, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities (including shares of Common Stock) of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

         (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14.

         (e) Notwithstanding anything in this Agreement to the contrary, any Rights that are or were formerly beneficially owned on or after the earlier of the Distribution Date or the Stock Acquisition Date by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a direct or indirect transferee of an Acquiring Person (or of an Associate or Affiliate of such Acquiring Person) who becomes or becomes entitled to be a transferee after the Acquiring Person becomes such, or (iii) a direct or indirect transferee of an Acquiring Person (or of an Associate or Affiliate of such Acquiring Person) who becomes or becomes entitled to be a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a direct or indirect transfer (whether or not for consideration) from the Acquiring Person (or from an Associate or Affiliate of such Acquiring Person) to holders of equity interests in such Acquiring Person (or to holders of equity interests in any Associate or Affiliate of such Acquiring Person) or to any Person with whom the Acquiring Person (or an Associate or Affiliate of such Acquiring Person) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a direct or indirect transfer which a majority of the Board of Directors determines is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall, immediately upon the occurrence of a Triggering Event and without any further action, be null and void and no holder of such Rights shall have any rights whatsoever with respect to such Rights whether under this Agreement or otherwise, provided, however, that, in the case of transferees under clause
(ii) or clause (iii) above, any Rights beneficially owned by such transferee shall be null and void only if and to the extent such Rights were formerly beneficially owned by a Person who was, at the time such Person beneficially owned such Rights, or who later became, an Acquiring Person or an Affiliate or Associate of such Acquiring Person. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but shall have no liability to any holder of a Rights Certificate or to any other Person as a result of the Company's failure to make, or any delay in making (including any such failure or delay by the Board of Directors of the Company) any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former or proposed Beneficial Owner) thereof or the Affiliates or Associates of such Beneficial Owner (or former or proposed Beneficial Owner) as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, division, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9. Reservation and Availability of Preferred Stock.

         (a) The Company covenants and agrees that it will cause to be reserved and kept available at all times out of its authorized and unissued shares of Preferred Stock or its authorized and issued shares of Preferred Stock held in its treasury (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares of Common Stock and/or other securities held in its treasury) free from preemptive rights or any right of first refusal, a sufficient number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) to permit the exercise in full of all Rights from time to time outstanding.

         (b) The Company further covenants and agrees, so long as the Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any United States national securities exchange, to use its best efforts to cause, from and after the time that the Rights become exercisable, all such shares and/or other securities reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         (c) The Company further covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event or a Business Combination, shares of Common Stock and/or other securities) delivered upon the exercise of Rights shall, at the time of delivery of the certificates for such shares and/or such other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued, fully paid, nonassessable, freely tradeable, not subject to liens or encumbrances, and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer or ownership thereof, of any kind or nature whatsoever.

         (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any certificates for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to (i) pay any transfer tax which may be payable in respect of any transfer involved in the issuance or delivery of any Rights Certificates or the issuance or delivery of any certificates for shares of Preferred Stock (or Common Stock and/or other securities as the case may be) to a Person other than, or in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or (ii) transfer or deliver any Rights Certificate or issue or deliver any certificates for shares of Preferred Stock (or Common Stock and/or other securities as the case may be) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         (e) The Company shall use its best efforts (i) as soon as practicable following a Triggering Event (provided the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with
Section 11(a)(iii) of this Agreement), or as soon as is required by law following the Distribution Date, as the case may be, to prepare and file a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also use its best efforts to take such action as may be necessary or appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercise of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date of a Triggering Event described in clause (i) of the first sentence of this paragraph of Section 9, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall make a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement has been declared effective.

         Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (and/or such other securities, as the case may be) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.

         Section 11. Adjustments to Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of securities, cash and other property obtainable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event the Company shall at any time on or after the date of this Agreement (A) pay a dividend or make a distribution on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide (by a stock split or otherwise) the outstanding Preferred Stock into a larger number of shares, (C) combine (by a reverse stock split or otherwise) the outstanding Preferred Stock into a smaller number of shares, or (D) issue any securities in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), then in each such event the Purchase Price and the Redemption Price set forth in Section 23, as each is in effect at the time of the record date for such dividend or distribution, or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted by multiplying the Purchase Price and such Redemption Price by a fraction the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately following the occurrence of such event. If an event occurs which would require an adjustment under both this
Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this
Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii) Upon the first occurrence of a Triggering Event, proper provision shall be made so that each holder of a Right, except as otherwise provided in this Agreement, shall thereafter have the right to receive, and the Company shall issue, upon exercise thereof at the then-current Purchase Price required to be paid in order to exercise a Right in accordance with the terms of this Agreement, in lieu of the number of one one-thousandths of a share of Preferred Stock or other securities receivable upon exercise of a Right prior to the occurrence of the Triggering Event, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one-thousandths of a share of Preferred Stock or other securities for which a Right was then exercisable (without giving effect to such Triggering Event) and (y) dividing that product by 50% of the Current Market Price per share of Common Stock on the date of the occurrence of the Triggering Event (such number of shares being referred to as the "Adjustment Shares"). Upon the occurrence of such Triggering Event, the Purchase Price required to be paid in order to exercise a Right shall be unchanged, and the Purchase Price shall be appropriately adjusted to reflect, and shall thereafter mean, the amount required to be paid per share of Common Stock upon exercise of a Right.

                  (iii) In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii), the Company may, if a majority of the Board of Directors of the Company determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights (and, in the event that the number of shares of Common Stock which are authorized by the Company's certificate of incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the exercise in full of the Rights in accordance with
Section 11(a)(ii), the Company shall) take one or more of the following actions: (A) reduce the Purchase Price required to be paid in order to exercise a Right by any amount (the "Reduction Amount," in which event the number of Adjustment Shares and/or the amount of any Substitute Consideration (as hereinafter defined) issuable in respect of each Right (the Adjustment Shares, if any, and the Substitute Consideration, if any, issuable in respect of a Right are herein collectively referred to as the "Total Consideration") shall be reduced so that the aggregate value of the Total Consideration issuable in respect of each Right is equal to the Current Value (as hereinafter defined) less the Reduction Amount (herein the "Adjusted Current Value"), and/or (B) make adequate provision with respect to each Right to substitute for all or part of the Adjustment Shares otherwise obtainable upon exercise of a Right: (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which a majority of the Board of Directors of the Company has determined to have the same value as shares of Common Stock (such shares or units of preferred stock being referred to as "Common Stock Equivalents")), (3) debt securities of the Company, (4) other assets, or (5) any combination of the foregoing (collectively, "Substitute Consideration"), having an aggregate value which, when added to the value of the Adjustment Shares (if any) in respect of which no substitution is being made, is equal to the Adjusted Current Value. If a majority of the Board of Directors determines to issue or deliver any equity securities (other than Common Stock or Common Stock Equivalents), debt securities and/or other assets pursuant to this Section 11(a)(iii), the value of such securities and/or assets shall be determined by a majority of the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by a majority of the Board of Directors of the Company. If the Company is required to make adequate provision to deliver value pursuant to the first sentence of this Section 11(a)(iii) and the Company shall not have made such adequate provision to deliver value within ninety (90) days following the first occurrence of a Triggering Event (the "Substitution Period"), then notwithstanding any provision of Section 11(a)(ii) or this Section 11(a)(iii) to the contrary, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the excess of the Current Value over the Purchase Price. If both Common Stock and cash are to be delivered pursuant to the preceding sentence, amounts of both Common Stock and cash shall be delivered upon surrender of each Right in a ratio of Common Stock to cash that bears the same ratio as the total value of all Common Stock to be delivered (as determined pursuant to this Section 11(a)(iii)) bears to the total value of all cash to be delivered; provided, however, that the Company may adjust such ratio to avoid issuing any fractional shares of Common Stock so long as the method of adjustment is applied consistently to each holder of Rights entitled to receive value thereon pursuant to this Section 11(a)(iii). To the extent that the Company determines that some action is to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights but in no event to a time later than the expiration of the Substitution Period. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Upon any change in the Adjustment Shares obtainable upon exercise of a Right pursuant to this Section 11(a)(iii), the Purchase Price shall thereafter mean the amount, if any, required to be paid upon exercise of a Right for the Adjustment Shares, if any, and the Substitute Consideration, if any, then issuable or deliverable upon exercise of a Right, and a majority of the Board of Directors of the Company shall make any necessary provisions to ensure that the provisions of
Section 11(e) shall thereafter apply as appropriate to the Total Consideration. For purposes of this Section 11(a)(iii), (A) "Current Value" shall be the product derived by multiplying (x) the number of Adjustment Shares issuable in respect of each Right determined under Section 11(a)(ii), by (y) the Current Market Price per share of Common Stock on the date of the Triggering Event, and (B) the value of each share of Common Stock and each share or unit of any "Common Stock Equivalent" shall be deemed conclusively to be equal to the Current Market Price per share of the Common Stock on the date of the Triggering Event.

                  (iv) A majority of the Board of Directors of the Company may, at their option, at any time and from time to time after the first occurrence of a Triggering Event, cause the Company to exchange, for all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof), shares of Common Stock or Common Stock Equivalents at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Any partial exchange shall be effected on a pro rata basis based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  Immediately upon the action of a majority of the Board of Directors of the Company ordering the exchange of any Rights pursuant to this
Section 11(a)(iv) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock and/or Common Stock Equivalents equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and in addition, the Company shall promptly mail a notice of any such exchange to all of the holders of such Rights in accordance with Section 25 of this Agreement; provided, however, that the failure to give, any delay in giving or any defect in, such notice shall not affect the validity of such exchange. Each such notice of exchange will state the method by which the exchange of the Common Stock or Common Stock Equivalents for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. In the event that the number of shares of Common Stock which is authorized but not outstanding or reserved for issuance for a purpose other than exercise of the Rights is not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 11(a)(iv), the Board of Directors of the Company shall take all such action within its power as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. The Company shall not be required to issue fractions of shares of Common Stock or Common Stock Equivalents or to distribute certificates which evidence fractional shares of Common Stock or Common Stock Equivalents. In lieu of such fractional shares of Common Stock or Common Stock Equivalents, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock or Common Stock Equivalents would otherwise be issuable an amount in cash equal to the product derived by multiplying (x) the subject fraction, by (y) the last sale price of the Company's Common Stock on the fifth Trading Day following the public announcement of the exchange by the Company, or, in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case on a when issued basis (taking into account the exchange), as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE (or, if the Company' Common Stock is not so listed or traded, then as determined in the manner provided under the definition of "Current Market Price," adjusted to take into account the exchange). For the purposes of this Section 11(a)(iv) the value of any Common Stock Equivalent on any date shall be the same as the value of the Common Stock, as determined pursuant to the previous sentence, on such date.

         (b) If the Company shall at any time on or after the date of this Agreement fix a record date for the issuance of rights, options or warrants to holders of Preferred Stock entitling them to subscribe for or purchase Preferred Stock or Equivalent Shares (or securities convertible into Preferred Stock or Equivalent Shares) at a price per share of Preferred Stock or Equivalent Shares (or, in the case of a convertible security, having a conversion price per share of Preferred Stock or Equivalent Shares) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Shares (if any) outstanding on such record date, plus the number of shares of Preferred Stock or Equivalent Shares, as the case may be, which the aggregate exercise and/or conversion price for the total number of shares of Preferred Stock or Equivalent Shares, as the case may be, which are obtainable upon exercise and/or conversion of such rights, options, warrants or convertible securities would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Shares (if any) outstanding on such record date, plus the number of additional shares of Preferred Stock or Equivalent Shares, as the case may be, which may be obtained upon exercise and/or conversion of such rights, options, warrants or convertible securities. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by a majority of the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Preferred Stock and Equivalent Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not issued following such adjustment, the Purchase Price shall be readjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

         (c) In case the Company shall at any time after the date of this Agreement fix a record date for the making of a distribution to holders of Preferred Stock (including any such distribution made in connection with a reclassification of the Preferred Stock or a consolidation or merger in which the Company is the surviving corporation) of securities (other than Preferred Stock and rights, options or warrants referred to in Section 11(b)), cash (other than a regular periodic cash dividend at an annual rate not in excess of: (x) 125% of the annual rate of the regular cash dividend paid on the Preferred Stock during the immediately preceding fiscal year (or, if the Preferred Stock was not outstanding during such preceding fiscal year, then 125% of the annual rate of the regular cash dividend paid on the Common Stock during such year), or (y) in the event that a regular cash dividend was not paid on the Preferred Stock (or Common Stock) during such preceding fiscal year, 5% of the Current Market Value of the Preferred Stock on the date such regular cash dividend was first declared), property, evidences of indebtedness, or assets, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by a majority of the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of such securities, cash, property, evidences of indebtedness or assets to be so distributed in respect of one share of Preferred Stock, and the denominator of which shall be such Current Market Price per share of Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not made following such adjustment, the Purchase Price shall be readjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

         (d) Except as provided below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent, to the nearest ten-thousandth of a share of Common Stock, or to the nearest ten-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or
(ii) the Expiration Date.

         (e) If, as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) of this Agreement, the holder of any Right thereafter exercised shall become entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the Purchase Price and the number of such other securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock contained in this Section 11 and the provisions of Sections 7, 9, 10, 12, 13, 14 and 24 with respect to the shares of Preferred Stock shall apply on like terms to any such other securities.

         (f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock or other securities, cash or other property purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided in this Agreement.

         (g) Unless the Company shall have exercised its election as provided in Section 11(h), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(a)(i), 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one ten-millionth of a share of Preferred Stock) obtained by
(i) multiplying the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to adjustment pursuant to this
Section 11(g) by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (h) The Company may elect, on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised, to adjust the number of Rights, in lieu of an adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right outstanding prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment by the Purchase Price in effect immediately after such adjustment. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date a new Rights Certificate evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record, in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment and upon surrender thereof (if required by the Company), new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for in this Agreement (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

         (i) Irrespective of any adjustment or change in the Purchase Price or the number or kind of shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share of Preferred Stock and the number of shares of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

         (j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of one one-thousandth of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable one one-thousandth shares of such Preferred Stock at such adjusted Purchase Price.

         (k) In any case in which this Section 11 shall require that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other securities, cash or property of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other securities, cash or property of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities, cash or property upon the occurrence of the event requiring such adjustment.

         (l) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any combination or subdivision of the Preferred Stock, issuance wholly for cash of any Preferred Stock at less than the Current Market Price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable or exercisable for Preferred Stock, stock dividends or issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Company to holders of its Preferred Stock, shall not be taxable to such stockholders.

         (m) The Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) directly or indirectly sell, lease, or otherwise transfer or dispose of (in one transaction or a series of related transactions) assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person if (A) at the time of or immediately after such consolidation, merger, sale, lease, transfer or disposition there are any rights, warrants, securities or other instruments outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (B) prior to, simultaneously with or immediately after such consolidation, merger, sale, lease, transfer or disposition the stockholders (or equity holders) of the Person who constitutes, or would constitute, the Principal Party in such transaction shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (C) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The Company shall not consummate any such consolidation, merger, sale, lease, transfer or disposition unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(m).

         (n) The Company covenants and agrees that, after the Stock Acquisition Date it will not, except as permitted by Section 11(a)(iv), 26 or 29(b) of this Agreement, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will, directly or indirectly, diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

         (o) Anything in this Agreement to the contrary notwithstanding, if the Company shall at any time prior to the Distribution Date (i) pay a dividend or distribution on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, and the Purchase Price under, and the number of one one-thousandths of a share of Preferred Stock issuable in respect of, the Rights, shall be proportionately adjusted, so that following such event one Right (with the Purchase Price and the number of one one-thousandths of a share proportionately adjusted thereunder) shall thereafter be associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date. For example, if the Company effects a two-for-one stock split at a time when each Right (if it becomes exercisable) would entitle the holder to purchase one one-thousandth of a share of Preferred Stock for a Purchase Price of $"Z", then following such stock split each previous Right would be split into two current Rights and thereafter each current Right, upon becoming exercisable, would (subject to further adjustment) entitle the holder to purchase one two-thousandth of a share of Preferred Stock at a Purchase Price of 1/2 x $"Z".

         Section 12. Certification of Adjustments. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if no Rights Certificates have been issued, to each holder of a certificate representing shares of Common Stock) in accordance with Section
25. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. Any adjustment to be made pursuant to Sections 11 and 13 of this Agreement shall be effective as of the date of the event giving rise to such adjustment.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

         (a) A "Business Combination" shall be deemed to occur in the event that, (i) the Company shall, directly or indirectly, consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(m) and Section 11(n) of this Agreement) in a transaction in which the Company is not the continuing, resulting or surviving corporation of such merger or consolidation, (ii) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(m) and Section 11(n) of this Agreement) shall, directly or indirectly, consolidate with the Company, or shall merge with and into the Company, in a transaction in which the Company is the continuing, resulting or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Stock shall be changed (including, without limitation, any conversion into or exchange for securities of the Company or of any other Person, cash or any other property), (iii) the Company shall, directly or indirectly, effect a share exchange in which all or part of the Common Stock shall be changed (including, without limitation, any conversion into or exchange for securities of any other Person, cash or any other property) or (iv) the Company shall, directly or indirectly, sell, lease, exchange, mortgage, pledge or otherwise transfer or dispose of (or one or more of its Subsidiaries shall directly or indirectly sell, lease, exchange, mortgage, pledge or otherwise transfer or dispose of), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or any of its Subsidiaries in one or more transactions each and all of which comply with Section 11(m) and Section 11(n) of this Agreement).

         In the event of a Business Combination, proper provision shall be made so that each holder of a Right (except as otherwise provided in this Agreement) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price immediately prior to the first occurrence of a Triggering Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event (without giving effect to the Triggering Event) in accordance with the terms of this Agreement, such number of shares of Common Stock of the Principal Party as shall be equal to the result obtained by (x) multiplying the Purchase Price immediately prior to the first occurrence of a Triggering Event by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event (without giving effect to the Triggering Event), and (y) dividing that product by 50% of the Current Market Price per share of the Common Stock of such Principal Party immediately prior to the consummation of such Business Combination. All shares of Common Stock of any Person for which any Right may be exercised after consummation of a Business Combination as provided in this Section 13(a) shall, when issued upon exercise thereof in accordance with this Agreement, be duly and validly authorized and issued, fully paid, nonassessable, freely tradeable, not subject to liens or encumbrances, and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer or ownership thereof of any kind or nature whatsoever.

         (b) After consummation of any Business Combination, (i) the Principal Party shall be liable for, and shall assume, by virtue of such Business Combination and without the necessity of any further act, all the obligations and duties of the Company pursuant to this Agreement, (ii) the term "Company" as used in this Agreement shall thereafter be deemed to refer to such Principal Party, and (iii) such Principal Party shall take all steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such Business Combination as necessary to ensure that the provisions of this Agreement shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights.

         (c) The Company shall not consummate any Business Combination unless prior thereto (i) the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance (other than shares reserved for issuance pursuant to this Agreement to the holders of Rights) to permit the exercise in full of the Rights in accordance with this Section 13, (ii) the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the fulfillment of the Principal Party's obligations and the terms as set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable on or after the date of such Business Combination, the Principal Party, at its own expense, shall (A) prepare and file, if necessary, a registration statement on an appropriate form under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, (C) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act,
(D) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the state securities or "blue sky" laws of such jurisdictions as may be necessary or appropriate, (E) use its best efforts to list the Rights and the securities purchasable upon exercise of the Rights on a United States national securities exchange, and
(F) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights, (iii) the Company and the Principal Party shall have furnished to the Rights Agent an opinion of independent counsel stating that such supplemental agreement is a legal, valid and binding agreement of the Principal Party enforceable against the Principal Party in accordance with its terms, and (iv) the Company and the Principal Party shall have filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of shares of Common Stock of such issuer which may be purchased upon the exercise of each Right after the consummation of such Business Combination.

         (d) The provisions of this Section 13 shall similarly apply to successive Business Combinations. In the event a Business Combination shall be consummated at any time after the occurrence of a Triggering Event, the Rights which have not theretofore been exercised shall thereafter be exercisable for the consideration and in the manner described in Section 13(a). Following a Business Combination, the provisions of Section 11(a)(ii) of this Agreement shall be of no effect.

         (e) Notwithstanding any other provision of this Agreement, no adjustment to the number of shares of Preferred Stock (or fractions of a share) or other securities, cash or other property for which a Right is exercisable or the number of Rights outstanding or associated with each share of Common Stock or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Sections 11 and 13, unless the terms of this Agreement are amended so as to preserve such benefits.

         (f) The Company covenants and agrees that it shall not effect any Business Combination if at the time of, or immediately after such Business Combination, there are any rights, options, warrants or other instruments outstanding which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

         (g) Without limiting the generality of this Section 13, in the event the nature of the organization of any Principal Party shall preclude or limit the acquisition of Common Stock of such Principal Party upon exercise of the Rights as required by Section 13(a) as a result of a Business Combination, it shall be a condition to such Business Combination that such Principal Party shall take such steps (including, but not limited to, a reorganization) as may be necessary to ensure that the benefits intended to be derived under this
Section 13 upon the exercise of the Rights are assured to the holders thereof.

         Section 14. Fractional Rights and Fractional Shares.

         (a) The Company shall not be required to issue fractional Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may at its option pay to the registered holders of the Rights Certificates with respect to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of a Right for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any Trading Day shall be the last sale price on such day, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal United States national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any United States national securities exchange, the last quoted sale price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on such day the Rights are not quoted by any such system, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Rights selected by a majority of the Board of Directors of the Company. If on such day no such market maker is making a market in the Rights, the current market value of the Rights on such day shall be determined in good faith by a majority of the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes.

         (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may at its option
(i) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which shall entitle the holder to receive a full one one-thousandth of a share of Preferred Stock upon the surrender of such scrip or warrants aggregating a full one one-thousandth of a share of Preferred Stock, or (ii) pay to the registered holders of Rights Certificates at the time such Rights Certificates are exercised as provided in this Agreement an amount in cash equal to the same fraction of the current market value of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to the second sentence of the definition of "Current Market Price" in Section 1) for the Trading Day immediately prior to the date of such exercise.

         (c) The Company shall not be required to issue fractions of shares of Common Stock or Common Stock Equivalents or to distribute certificates which evidence fractional shares of Common Stock or Common Stock Equivalents. In lieu of such fractional shares of Common Stock or Common Stock Equivalents, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock or Common Stock Equivalents would otherwise be issuable an amount in cash equal to the product derived by multiplying (x) the subject fraction, by (y) Current Market Price of the Company's Common Stock.

         (d) The holder of a Right by his acceptance thereof expressly waives any right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as otherwise provided in this Agreement).

         Section 15. Rights of Action. Except as otherwise provided, all rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, any registered holders of associated Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, any share of associated Common Stock), without the consent of the Rights Agent or of the holder of any other Right, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his rights pursuant to this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

         Section 16. Agreement of Rights Holders Concerning Transfer and Ownership of Rights. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

         (b) after the Distribution Date, the Rights Certificates will be transferable on the registry books of the Rights Agent only if surrendered at the principal corporate trust office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Stock certificate made by anyone other than the Company, the transfer agent for the Common Stock or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

         Section 17. Rights Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote or to receive dividends or distributions or shall be deemed for any purpose the holder of Preferred Stock or any other securities, cash or other property which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained in this Agreement or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company, including, without limitation, any right (i) to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, (ii) to give or withhold consent to any corporate action, (iii) to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), (iv) to receive dividends, distributions or subscription rights, (v) to institute, as a holder of Preferred Stock or other securities issuable on exercise of the Rights represented by any Rights Certificate, any derivative action on behalf of the Company, or otherwise, until and only to the extent that the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement.

         Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith, willful misconduct or breach of this Agreement on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

         The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, when necessary, verified or acknowledged, by the proper Person or Persons.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificate so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificate either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights
Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or any Affiliate or Associate of an Acquiring Person or the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be specifically prescribed in this Agreement) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder only for the negligence, bad faith, willful misconduct or breach of this Agreement by it or its attorneys or agent.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution and delivery of this Agreement by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13 or 23 or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock, Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock, Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performance by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

         (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not serving as such under this Agreement. Nothing in this Agreement shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

         (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding any other provision of this Agreement, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of Connecticut (or of any other state of the United States so long as such corporation is authorized to conduct a corporate trust or banking business in the State of Connecticut) in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing new Rights in such form as may be approved by a majority of the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of securities, cash or other property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.

         Section 23. Redemption and Termination. The Rights may be redeemed by action of the Board of Directors of the Company pursuant to subsection (a)(i) of this Section 23 or by stockholder action pursuant to subsection (a)(ii) of this Section 23 and shall not be redeemed in any other manner.

         (a) (i) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (x) the Stock Acquisition Date and (y) the Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $.01 per Right (the "Redemption Price") appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. The Company may, at its option, pay the Redemption Price in cash, shares (including fractional shares) of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

         (ii) In the event the Company, not earlier than ninety (90) days following the commencement of a Qualifying Offer which has not been withdrawn or allowed to expire, receives a written notice complying with the terms of this Section 23(a)(ii) (the "Special Meeting Notice") from the holder or holders of at least 10% of the shares of Common Stock then outstanding (other than shares of Common Stock then outstanding held by the Person making such Qualifying Offer or such Person's Affiliates or Associates) directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the "Redemption Resolution"), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of stockholders, including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Board of Directors of the Company relating to the Special Meeting. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholder or stockholders making the request and the beneficial owner or owners, if different, on whose behalf the request is made (x) the name and address of such stockholder or stockholders, as it appears on the Company's books, and of such beneficial owner or owners, and (y) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder or stockholders and such beneficial owner or owners. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it deems appropriate. In the event that the Special Meeting is not held on or prior to the sixtieth
(60th) day following receipt of the Special Meeting Notice (the "Outside Date") or if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution and provided that no Person has become an Acquiring Person prior to the redemption date referred to below, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or such shareholder action, as the case may be, at the Redemption Price, effective as of the Close of Business on the tenth (10th) Business Day following the Outside Date (if the Special Meeting is not held on or prior to such date) or the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official, as the case may be.

         (b) Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights under Section 23(a)(i), or upon the effectiveness of the redemption of the Rights pursuant to Section 23(a)(ii), and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 23(a)(i) may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. As soon as practicable after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 26; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the purchase, acquisition or redemption of shares of Common Stock prior to the Distribution Date.

         Section 24. Notice of Certain Events. In case the Company, on or after the Distribution Date, shall propose to (a) pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular periodic cash dividend at an annual rate not in excess of 125% of the annualized rate of the cash dividend paid on the Preferred Stock during the immediately preceding fiscal year), or (b) offer to the holders of its Preferred Stock rights, options, or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock, a change in the par value of such Preferred Stock or a change from par value to no par value), or
(d) directly or indirectly effect any consolidation or merger into or with, or effect any sale, lease, exchange, or other transfer or disposition (or to permit one or more of its Subsidiaries to effect any sale, lease, exchange or other transfer or disposition), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with
Section 25, a notice of such proposed action, which shall specify any record date for the purposes of such stock dividend or distribution of rights, or the date on which such reclassification, consolidation, merger, sale, lease, exchange, transfer, disposition, liquidation, dissolution, or winding up is to take place and if such holders will or may participate therein, the date of participation therein by the holders of Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein, if any, by the holders of Preferred Stock, whichever shall be the earlier. The failure to give notice as required by this Section 23 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

         In case any Triggering Event or Business Combination shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 25, notice of the occurrence of such Triggering Event or Business Combination, which shall specify the Triggering Event or Business Combination and include a description of the consequences of such event to holders of Rights under
Section 11(a)(ii) or Section 13.

         Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                     Office Depot, Inc.
                     2200 Old Germantown Road
                     Delray Beach, Florida 33445
                     Attention: Chief Financial Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                     Mellon Investor Services, L.L.C.
                     c/o Mellon HR & IS
                     200 Galleria Parkway
                     Suite 1900
                     Atlanta, Georgia 30339
                     Attention: Judy Hsu

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company (or, if no Rights Certificates have been issued, if sent by first-class mail, postage prepaid, addressed to each holder of a certificate representing shares of Common Stock at the address of such holder as shown on the Company's Common Stock registry books).

         Section 26. Supplements and Amendments.

         (a) At any time prior to the Stock Acquisition Date, a majority of the Board of Directors of the Company may, except as provided in Section 26(c), and the Rights Agent shall, if so directed, supplement or amend any provision of this Agreement without the approval of any holders of Rights.

         (b) From and after the Stock Acquisition Date, a majority of the Board of Directors of the Company may, except as provided in Section 26(c), and the Rights Agent shall, if so directed, amend this Agreement without the approval of any holders of Rights Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision of this Agreement, or
(iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person).

         (c) No supplement or amendment to this Agreement shall be made which changes the Purchase Price, the number of shares of Preferred Stock, other securities, cash or other property for which a Right is then exercisable or the Redemption Price or provides for an earlier Expiration Date.

         (d) Immediately upon the action of a majority of the Board of Directors providing for any amendment or supplement pursuant to this Section 26, and without any further action and without notice, such amendment or supplement shall be deemed effective. Promptly following the adoption of any amendment or supplement pursuant to this Section 26, the Company shall deliver to the Rights Agent a copy, certified by the Secretary or any Assistant Secretary of the Company, of resolutions of a majority of the Board of Directors of the Company adopting such amendment or supplement. Upon such delivery, the amendment or supplement shall be administered by the Rights Agent as part of this Agreement in accordance with the terms of this Agreement, as so amended or supplemented.

         Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 28. Benefits of this Agreement; Determinations and Actions by the Board of Directors.

         (a) Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights.

         (b) For purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act (or any successor provision); provided, however, that any such calculation made for purposes of determining the particular percentage of outstanding shares of Common Stock of which any Person is the Beneficial Owner shall also include any such other securities not then actually issued and outstanding which such Person would be deemed to be the Beneficial Owner of, or to "beneficially own," pursuant to Section 1(d) of this Agreement. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights, to exchange or not exchange the Rights for Common Stock or other securities of the Company, or to amend or supplement this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

         Section 29. Severability.

         (a) If any term, provision, covenant or restriction of this Agreement or the application thereof to any Person or to any circumstance is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         (b) If legal counsel to the Company delivers to the Company a written opinion to the effect that, as a result of changes in federal law or Delaware law, any term, provision, covenant or restriction of this Agreement may be invalid, void, or unenforceable, then, notwithstanding any other provision of this Agreement, the Company and the Rights Agent may amend this Agreement to modify, revise or delete such term, provision, covenant or restriction to the extent necessary to comply with such law as so changed.

         Section 30. Governing Law. This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the internal laws of such state applicable to contracts to be made and performed entirely within such State.

         Section 31. Counterparts. This Agreement may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument.

         Section 32. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         Section 33. Grammatical Construction. Throughout this Agreement, where such meanings would be appropriate, (a) any pronouns used herein shall include the corresponding masculine, feminine or neuter forms (e.g., references to "he" shall also include "she" and "it" and references to "who" and "whom" shall also include "which"), and (b) the plural form of nouns and pronouns shall include the singular and vice-versa.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                           OFFICE DEPOT, INC.

                                           By: /s/ David C. Fannin
                                              --------------------------------

                                           Its:  Executive Vice President


                                           MELLON INVESTOR SERVICES, L.L.C.

                                           By: /s/ Dianna L. Rausch
                                              --------------------------------

                                           Its:  Vice President

                                                                     Exhibit A


                                    FORM OF
              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
               OF JUNIOR PARTICIPATING PREFERRED STOCK, SERIES A
                                      OF
                              OFFICE DEPOT, INC.

                Pursuant to Section 151 of the Corporation Law
                           of the State of Delaware

         I, Barry J. Goldstein, Executive Vice President--Finance, Chief Financial Officer and Secretary of Office Depot, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, DO HEREBY CERTIFY:

         That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation, the Board of Directors on September 3, 1996, adopted the following resolution creating a series of 500,000 shares of Preferred Stock designated as Junior Participating Preferred Stock, Series A:

         RESOLVED, that pursuant to the authority vested in the Board by ARTICLE FOUR of the Restated Certificate of Incorporation and out of the Preferred Stock authorized therein, the Board hereby authorizes that a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Junior Participating Preferred Stock, Series A" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 500,000.

         Section 2. Dividends and Distributions.

         (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Corporation shall at any time after September 16, 1996 (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number (as adjusted from time to time pursuant to Section 2(A) hereof) on all matters submitted to a vote of the stockholders of the Corporation.

         (B) Except as otherwise provided herein, in the Certificate of Incorporation or by-laws, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, (1) the number of Directors shall be increased by two, effective as of the time of election of such Directors as herein provided, and
(2) the holders of Series A Preferred Stock and the holders of other Preferred Stock upon which these or like voting rights have been conferred and are exercisable (the "Voting Preferred Stock") with dividends in arrears equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect such two Directors.

                  (ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of at least one-third in number of the shares of Voting Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Voting Preferred Stock of such voting right.

                  (iii) Unless the holders of Voting Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Voting Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Voting Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, an Executive Vice President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Voting Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Voting Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request or, in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Voting Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                  (iv) In any default period, after the holders of Voting Preferred Stock shall have exercised their right to elect Directors voting as a class, (x) the Directors so elected by the holders of Voting Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class or classes of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class or classes of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                  (v) Immediately upon the expiration of a default period, (x) the right of the holders of Voting Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Voting Preferred Stock as a class shall terminate and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or By-Laws irrespective of any increase made pursuant to the provisions of paragraph (C) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Certificate of Incorporation or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors. (D) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4. Certain Restrictions.

         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) an aggregate amount per share, equal to the Adjustment Number (as adjusted from time to time pursuant to Section 2(A) hereof) times the aggregate amount to be distributed per share to holders of Common Stock, or (B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number (as adjusted from time to time pursuant to Section 2(A) hereof) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

         Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

         Section 9. Amendment. The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         IN WITNESS WHEREOF, I have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 6th day of September, 1996.



                                         ------------------------------------
                                         Barry J. Goldstein
                                         Executive Vice President--Finance,
                                         Chief Financial Officer and Secretary

                                                                     Exhibit B


                         [Form of Rights Certificate]

Certificate No. R-
Rights

       NOT EXERCISABLE AFTER SEPTEMBER 16, 2006 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION OR EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.

                              Rights Certificate

                              OFFICE DEPOT, INC.

         This certifies that _________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of September 3, 1996 (the "Rights Agreement") as amended and restated as of November 25, 2003, between Office Depot, Inc., a Delaware corporation (the "Company"), and Mellon Investor Services, L.L.C., a New Jersey limited liability company (the "Agent"), unless notice of redemption shall have been previously given by the Company, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York, New York time) on September 16, 2006, at the principal corporate trust office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid nonassessable share of the Junior Participating Preferred Stock, Series A, par value $.01 per share, of the Company (the "Preferred Stock"), at a purchase price (the "Purchase Price") of $95.00 per one one-thousandth share, upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The Purchase Price may be paid in cash or by certified bank check or bank draft payable to the order of the Company.

         As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities, cash or other property which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

         If the Rights evidenced by this Rights Certificate are or were formerly beneficially owned, on or after the earlier of the Distribution Date and the Stock Acquisition Date, by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, or (ii) a direct or indirect transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person), such Rights may become null and void, in which event the holder of any such Right (including any subsequent holder) shall not have any right with respect to such Right.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Capitalized terms used but not defined in this Rights Certificate that are defined in the Rights Agreement shall have the same meanings ascribed to them in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal corporate trust office of the Rights Agent, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock or other property as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (a) may be redeemed by the Board of Directors of the Company at its option at a redemption price of $.01 per Right subject to adjustment, payable, at the election of the Company, in cash or shares (including fractional shares) of Common Stock or such other consideration as the Board of Directors may determine, at any time prior to the earlier of (i) 12:00 a.m. (midnight, New York, New York time) on the Stock Acquisition Date, and (ii) the Expiration Date, or, (b) may be exchanged after the Stock Acquisition Date by the Board of Directors of the Company at its option in whole or in part for shares of the Company's Common Stock or other Company securities.

         No fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts) are required to be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof the Company may elect to (i) evidence fractional shares by depositary receipts, (ii) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share, or (iii) make a cash payment, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or to receive dividends on, or shall be deemed for any purpose the holder of, Preferred Stock or of any other securities, cash or property which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or this Certificate be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or to institute, as a holder of Preferred Stock or other securities issuable on the exercise of the Rights represented by this Certificate, any derivative action, or otherwise, until and only to the extent the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                                   * * * * *

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _______ __, ____.


                                                     OFFICE DEPOT, INC.


                                                     By:
                                                        -----------------------
                                                        Title:


Countersigned:


MELLON INVESTOR
   SERVICES, L.L.C.


By:
   ---------------------------
    Authorized Officer

                 [Form of Reverse Side of Rights Certificate]

                              FORM OF ASSIGNMENT

               (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificate.)

         FOR VALUE RECEIVED the undersigned ________________________ hereby sells, assigns and transfers unto __________________________________
___________________________________________________________________________

         (Please print name and address of transferee) _________ Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ with a power of Attorney to transfer the said Rights and a Rights Certificate evidencing such Rights on the books of Office Depot, Inc., with full power of substitution.

         A new Rights Certificate evidencing the remaining balance, if any, of such Rights not hereby sold, assigned and transferred shall be mailed to and registered in the name of the undersigned unless such person requests that such Rights Certificate be registered in the name of and mailed to (complete only if a Rights Certificate evidencing any remaining balance of Rights is to be registered in a name other than the undersigned):

Please insert Social Security or
other identifying number of transferee: ________________________


                ----------------------------------------------

                        (Please print name and address)

                ----------------------------------------------

                                  CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate or any Rights evidenced hereby are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire any of the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:
      ------------------------------
              Signature


Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution with membership in a recognized signature guarantee medallion program as approved by the Stock Transfer Association.


                                    NOTICE

         The signature on the foregoing Form of Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment or other transfer of this Rights Certificate or any Rights evidenced hereby, will affix a legend to that effect on any Rights Certificate issued in whole or partial exchange for this Rights Certificate.

                         FORM OF ELECTION TO PURCHASE

                 (To be executed if holder desires to exercise
              the Rights represented by this Rights Certificate)

To: OFFICE DEPOT, INC.

         The undersigned hereby irrevocably elects to exercise
______________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock or other securities, cash or other property issuable upon the exercise of such Rights and requests that certificates for such shares or other securities be issued in the name of, and such cash or other property be paid to:

Please insert social security
or other identifying number: _____________________


                 ---------------------------------------------

                        (Please print name and address)

                 ---------------------------------------------

         A new Rights Certificate evidencing the remaining balance, if any, of such Rights not hereby exercised shall be mailed to and registered in the name of the undersigned unless such person requests that such Rights Certificate be registered in the name of and mailed to (complete only if Rights Certificate evidencing any remaining balance of Rights is to be registered in a name other than the undersigned):

Please insert social security
or other identifying number: ______________________


               ------------------------------------------------

                        (Please print name and address)

               ------------------------------------------------

                                  CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________________                 ____________________________
                                             Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution with membership in a recognized signature guarantee medallion program as approved by the Stock Transfer Association.


                                    NOTICE

         The signature on the foregoing Form of Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Election to Purchase is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment or other transfer of this Rights Certificate or any Rights evidenced hereby, will affix a legend to that effect on any Rights Certificate issued in whole or partial exchange for this Rights Certificate.

                                                                     Exhibit C


                SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

         On September 3, 1996, the Board of Directors of Office Depot, Inc. (the "Corporation") authorized the issuance of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Corporation. The distribution was payable to the stockholders of record at the close of business on September 16, 1996 (the "Record Date"), and with respect to all shares of Common Stock that become outstanding after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights, the exchange of the Rights, and the expiration of the Rights (and, in certain cases, following the Distribution Date). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share of a Junior Participating Preferred Stock, Series A, par value $.01 per share, of the Corporation (the "Preferred Shares") at a price of $95.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, amended and restated (the "Rights Agreement"), between the Corporation and Mellon Investor Services, L.L.C., as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) the expiration of the Corporation's redemption rights following the date of public disclosure that a person or group other than certain exempt persons (an "Acquiring Person"), together with persons affiliated or associated with such Acquiring Person (other than those that are exempt persons), has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Stock (the "Stock Acquisition Date") or (ii) the tenth business day after the date of commencement or public disclosure of an intention to commence a tender offer or exchange offer by a person other than an exempt person if, upon consummation of the offer, such person could acquire beneficial ownership of 20% or more of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by Common Stock certificates and not by separate certificates. The Rights Agreement provides that, until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of the Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights) the surrender for transfer of any certificate for Common Stock, with or without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

         The Rights will first become exercisable after the Distribution Date (unless sooner redeemed or exchanged). The Rights will expire at the close of business on September 16, 2006 (the "Expiration Date"), unless earlier redeemed or exchanged by the Corporation as described below.

         The Purchase Price payable, and the number of Preferred Shares or other securities, cash or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for Preferred Shares or securities convertible into Preferred Shares at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above). In addition, the Purchase Price payable and the number of Preferred Shares purchasable on exercise of a Right is subject to adjustment in the event that the Corporation should (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision or combination of the Common Stock into a different number of shares of Common Stock.

         In the event that a person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person and certain related persons and transferees (which will thereafter be void), shall thereafter have the right to receive upon exercise of such Right that number of shares of Common Stock (or other securities) having at the time of such transaction a market value of two times the exercise price of the Right. In the event that the Corporation is involved in a merger or other business combination transaction where the Corporation is not the surviving corporation or where Common Stock is changed or exchanged or in a transaction or transactions in which 50% or more of its consolidated assets or earning power are sold, proper provision shall be made so that each holder of a Right (other than any Acquiring Person and certain related persons or transferees) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring corporation which at the time of such transaction would have a market value of two times the exercise price of the Right. In addition, the Corporation's Board of Directors has the option of exchanging all or part of the Rights (excluding void Rights) for an equal number of shares of Common Stock in the manner described in the Rights Agreement.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Corporation, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

         At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), payable in cash, shares (including fractional shares) of Common Stock or any other form of consideration deemed appropriate by the Board of Directors. In addition, in the event (x) the Corporation receives a "Qualifying Offer", meaning an offer which (among other things) (i) is for all of the Corporation's Common Stock, (ii) consists of cash and/or marketable securities, (iii) includes a firm commitment letter from an established financial institution stating that the offeror has the money to pay any cash included in the offer, (iv) has a non-waivable condition that the offeror must own at least two-thirds of the Corporation's Common Stock after the consummation of the offer, (v) stays open for at least 60 business days and is extended in the event of a price increase or a competing offer, (vi) commits the offeror to buying all other shares of the Corporation Common Stock at a price not less than the original offer, and (vii) if the original offer is unsuccessful, prohibits the original offeror from making another offer for the Corporation's equity securities for 6 months, unless a subsequent Qualifying Offer which is at least 10% higher than the original offer is made by an unrelated third party, and (y) the Corporation receives a Special Meeting Notice from the holders of at least 10% of the shares of Common Stock then outstanding (other than the shares of Common Stock held by the Person making the Qualifying Offer and such Person's affiliates and associates), then the Corporation's Board of Directors is required to call a special stockholder meeting the purpose of which is to allow the stockholders to vote on a resolution to redeem the Rights Agreement (a "Special Meeting").

         In the event that the Special Meeting is not held on or prior to the sixtieth (60th) day following receipt of the Special Meeting Notice (the "Outside Date") or if, at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Corporation shall vote in favor of the redemption resolution and provided that no person or entity has become an Acquiring Person prior to the redemption date referred to below, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or such shareholder action, as the case may be, at the Redemption Price, effective as of the close of business on the tenth (10th) business day following the Outside Date (if the Special Meeting is not held on or prior to such date) or the date on which the results of the vote on the redemption resolution at the Special Meeting are certified as official, as the case may be. Immediately upon redemption of the Rights, the ability of holders to exercise the Rights will terminate and the only rights of such holders will be to receive the Redemption Price.

         At any time prior to public disclosure that an Acquiring Person has become such, the Board of Directors of the Corporation may amend or supplement the Rights Agreement without the approval of the Rights Agent or any holder of the Rights, except for an amendment or supplement which would change the Redemption Price, provide for an earlier expiration date of the Rights or change the Purchase Price. Thereafter, the Board of Directors of the Corporation may amend or supplement the Rights Agreement without such approval only to cure ambiguity, correct or supplement any defective or inconsistent provision or change or supplement the Rights Agreement in any manner which shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate thereof). Immediately upon the action of the Board of Directors providing for any amendment or supplement, such amendment or supplement will be deemed effective.

         The Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $25 per share and 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment equal to the greater of $100 per share and 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes per share, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share.

         The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group other than an exempt person that attempts to acquire the Corporation on terms not approved by the Board, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the time a person or group other than an exempt person has acquired beneficial ownership of 20% or more of the Common Stock, because until such time the Rights may generally be redeemed by the Corporation at $.01 per Right.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

         A copy of the amended and restated Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to an Application for Registration on Form 8-A and as an Exhibit to the Company's Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.